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                                                                  Exhibit 10.23


"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, OR PLEDGED IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS OR AN OPINION OF COUNSEL ACCEPTABLE TO COMPANY THAT REGISTRATION IS NOT REQUIRED."



                                     WARRANT

                 TO PURCHASE UP TO 5,000 SHARES OF COMMON STOCK

               VOID AFTER 5:00 P.M., PHOENIX TIME, ON JUNE 1, 2007


                              ROCKFORD CORPORATION

                           INCORPORATED UNDER THE LAWS
                             OF THE STATE OF ARIZONA

This certifies that, for value received, Warrantholder is entitled to purchase from Company, at any time before 5:00 p.m., Phoenix time, on June 1, 2007, and upon payment of the Warrant Price, the Shares. The number of Shares and the Warrant Price per share are subject to adjustment from time to time as set forth below.

In this Warrant, the following terms have the following meanings:

      Warrantholder:    The Vrolyk Partnership 97-A, or the registered holder
                        or assigns

      Company:          Rockford Corporation, an Arizona corporation

      Warrant Price:    $ 14.85 per share, subject to adjustment as set forth
                        in this Warrant

      Expiration:       Ten years, or June 1, 2007

      Shares: 5,000 Shares of Company's common stock, no par value, subject to adjustment as set forth in this Warrant.

1. Reason for Delivery. This Warrant was originally delivered as part of the compensation paid by Company to the original Warrantholder for investment banking services provided by the original Warrantholder and in compliance with the compensation agreement between Company and the original Warrantholder (the "Agreement"). This Warrant evidences the right to purchase the Shares and is issued under and in accordance with the Agreement.
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2.    Exercise Deadline and Expiration.  Warrantholder may exercise this
      Warrant at any time after its issuance and before 5:00 p.m., Phoenix time, on June 1, 2007. If not exercised, it will expire at 5:00 p.m. Phoenix time on June 1, 2007, and is then void.

3.    Exercise of Warrant.

      3.1 Exercise. Warrantholder may exercise this Warrant, in whole or in part, by presenting (a) this Warrant, (b) a duly executed Exercise Form, and (c) the Warrant Price (subject to adjustment) at the principal office of Company. Warrantholder may pay the Warrant Price in certified funds or by wire transfer.

      3.2 Exercise Price and Fractional Shares. This Warrant is exercisable to purchase the Shares at the Warrant Price (subject to adjustment as provided in this Warrant). Company is not required to issue fractional shares of Common Stock or other capital stock and, in lieu of fractional shares, will pay a cash adjustment based upon the then current fair market value of the Common Stock as determined by the Board of Directors as at the last business day before the date of exercise.

3.3 Adjustment Based Upon Stock Dividends, Combination of Shares or Recapitalization. Company will adjust the Warrant Price and the number of Shares if, after this Warrant is issued, Company

            (a)   pays a stock dividend on its Common Stock,

            (b) subdivides its outstanding shares of Common Stock into a greater number of shares,

            (c) combines its outstanding shares of Common Stock into a smaller number of shares,

            (d) reclassifies its Common Stock into any other special capital stock of Company, or

            (e) distributes to all holders of Common Stock evidences of indebtedness (including indebtedness convertible into Common Stock or other securities of Company), securities (including common or preferred stock of Company), or assets (excluding cash dividends) or rights or warrants to subscribe for Common Stock or other securities of Company (other than those mentioned above).

            After an event that requires an adjustment of the Warrant Price or an adjustment to the number of Shares, then Warrantholder will be entitled to receive upon exercise of the Warrant the number of Shares and other securities or assets that Warrantholder would have owned or have been entitled to receive after the event had this Warrant been exercised immediately before the event.


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      3.4   Adjustment Based Upon Merger or Consolidation. Company will adjust the Warrant Price and the number of Shares if, after this Warrant is issued, Company enters into

            (a) any consolidation or merger (other than a merger in which Company is the surviving entity and which does not result in any reclassification of or change in the outstanding Common Stock of Company), or

            (b) any sale or conveyance to an unaffiliated person, firm, or corporation of all or substantially all of Company's assets.

                  After an event that requires an adjustment of the Warrant Price, Warrantholder will have the right upon exercise of this Warrant to receive the kind and amount of securities and property (including cash) that Warrantholder would have received if the Warrant had been converted immediately before the event.

      3.5 No Adjustment for Stock Issuances, Exercise of Option and Warrant Rights and Other Securities. Company will not adjust the Warrant Price or number of Shares when Company issues Common Stock, securities convertible into Common Stock, options or warrants to purchase Common Stock, or other securities of Company for a purchase price established by Company, so long as the existing holders of Common Stock bear the dilution of such issuance in equal measure with Warrantholder.

4. Corporate Status of Shares. All Shares (or other securities if there is an adjustment of the Warrant Price or number of shares issuable upon exercise) issued upon the exercise of this Warrant will, upon issuance and payment of the Warrant Price, be fully paid and nonassessable.

5. Issuance of Stock Certificate. Upon the exercise of this Warrant, Company will issue to Warrantholder a certificate or certificates representing the Shares (or other securities if there is an adjustment of the Warrant Price or number of shares issuable upon exercise).

6. Partial Exercise and Exchange. If Warrantholder exercises this Warrant for part of the Shares, Company will deliver to Warrantholder a new Warrant for the Shares as to which the Warrant is not exercised. Warrantholder may exchange this Warrant at the office of Company for one or more new Warrants for the same aggregate number of Shares.

7. Loss or Destruction of Warrant. Company will deliver a new Warrant to Warrantholder, of like tenor and date, if Warrantholder provides Company with:

      (a) evidence satisfactory to Company of the loss, theft, destruction or mutilation of this Warrant and


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      (b)   an indemnity upon terms satisfactory to Company or, if the
            Warrant is  mutilate, the mutilated Warrant.

8.    Status of Holder of Warrant.  This Warrant does not entitle
      Warrantholder to any voting rights or other rights as a shareholder of Company. No dividends are payable or accrue in respect of this Warrant, or the securities issuable upon its exercise, unless and until this Warrant is exercised.

9. Consequence of Exercise. Upon the exercise of this Warrant, Warrantholder will, to the extent permitted by law, be deemed immediately to be the holder of record of the Shares (or other securities issuable upon exercise). This will be the case even if the stock transfer books of Company are then closed or the certificates representing the Shares or other securities are not then actually delivered.

10. Reservation of Shares. Company will reserve out of its authorized shares of Common Stock (and other securities if there is an adjustment of the Warrant Price or number of shares issuable upon exercise) a number of shares sufficient to enable it to comply with its obligation to issue the Shares (and other securities if there is an adjustment of the Warrant Price or number of shares issuable upon exercise) upon the exercise of this Warrant.

11.   Status Under Securities Laws.

      11.1 No Registration. This Warrant has not been, and the securities issuable upon exercise hereof will not be, registered under the Securities Act of 1933 (the "1933 Act"), the Arizona Securities Act (the "Arizona Act") or the securities laws of any other jurisdiction. This Warrant must be held indefinitely unless it is registered under the 1933 Act, the Arizona Act and the securities laws of any other applicable jurisdiction or, in the opinion of counsel acceptable to Company, registration is not required under such Acts or laws.

      11.2 Legend. This Warrant, and any securities issued upon the exercise of this Warrant, will bear a legend substantially to the following effect:

            "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, OR PLEDGED IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS OR AN OPINION OF COUNSEL ACCEPTABLE TO COMPANY THAT REGISTRATION IS NOT REQUIRED"

      11.3 Refusal to Transfer. Company may refuse to allow a transfer of all or part of this Warrant, or of any Shares or other securities issued upon exercise of this Warrant, except as expressly permitted by this Warrant.


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12.   Governing Law.  This Warrant is delivered and is intended to be performed in the State of Arizona. It is governed by the laws of Arizona.

13. Execution. In witness whereof, Company has signed and delivered this on June 1, 1997.


                                          ROCKFORD CORPORATION
[SEAL)


                                          By: /s/
                                              ----------------------------------
                                              President

ATTEST:


/s/
--------------------------------
Assistant Secretary



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                             ROCKFORD CORPORATION

                                EXERCISE FORM

Rockford Corporation
648 South River Drive
Tempe, Arizona 85281

      The undersigned irrevocably elects to exercise the right of purchase represented by the attached Warrant, and to purchase thereunder, ____________ shares of Common Stock (the "Shares"), and requests that certificates for the Shares be issued in the name of:

_______
      (Please Print Name, Address and Social Security Number)

_______

If the number of Shares purchased is not all the Shares purchasable under the Warrant, the undersigned requests that a new Warrant for the balance of the Shares be registered in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.

      Dated:______________________________

      Name of Warrantholder or Assignee: _____________________________________
                                                    (Please Print)

      Address:________________________________________________________________

              ________________________________________________________________

      Authorized Signature:___________________________________________________

      Signature Guaranteed:___________________________________________________


            Note: The signature must correspond with the name as written upon the face of the Warrant in every particular, without alteration, enlargement, or any change whatever, unless this Warrant has been assigned.


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                                   ASSIGNMENT

                 (To be signed only upon assignment of Warrant)


      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________________________________________
                  (Please Print Name, Address and Social Security Number)

______________________________________________________________________________
a Warrant to purchase ________ shares of Common Stock and hereby irrevocably constitutes and appoints ______________________________ Attorney to transfer said Warrant on the books of Company, with full power of substitution in the premises.



                                    __________________________________________
                                    Name of Registered Holder


      Dated: ____________ 19___     __________________________________________
                                    Authorized Signature


      Signature Guaranteed:         __________________________________________



            Note: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration, enlargement, or any change whatever.


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